Exhibit 99.1

Graphite Bio Declares Special Dividend

In Connection with Proposed Merger with Lenz Therapeutics

Special dividend estimated to be $1.03 per share

Payment of special dividend conditioned upon closing of merger

SOUTH SAN FRANCISCO, CA – March 8, 2024 – Graphite Bio, Inc. (Nasdaq: GRPH) (“Graphite” or the “Company”) today announced that its Board of Directors has declared a special dividend in connection with the previously announced merger (the “Merger”) with Lenz Therapeutics, Inc. (“LENZ”) pursuant to the Agreement and Plan of Merger, dated November 14, 2023 (the “Merger Agreement”).

The special dividend, which the Company estimates will be $1.03 per share of Graphite’s common stock, will be payable in cash to the stockholders of record as of March 18, 2024. The exact amount of the special dividend will be calculated after deducting certain cash amounts as set forth in the Merger Agreement. The payment date in respect of such special dividend will be on March 21, 2024. The special dividend will not exceed an amount equal to $60 million, subject to the adjustments set forth in the Merger Agreement.

Payment of the special dividend is conditioned upon the closing of the Merger, which Graphite’s stockholders will consider and vote upon at the special meeting of Graphite’s stockholders scheduled for 9:00 a.m. PT on March 14, 2024 with closing expected to occur after market close on March 21, 2024, assuming the transaction is approved by Graphite’s stockholders and the satisfaction or waiver of all conditions under the Merger Agreement.

If you need assistance in voting your shares or have questions regarding the special meeting of Graphite’s stockholders, please contact Graphite’s proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 (toll-free) or (212) 929-5500 (collect), or email at proxy@mackenziepartners.com.

About LENZ

LENZ is a late-stage biopharmaceutical company focused on developing and commercializing innovative therapies to improve vision. Its product candidates, LNZ100 and LNZ101, are preservative-free, single-use, once-daily, aceclidine-based eye drops currently in Phase 3 clinical trials for the treatment of presbyopia. Presbyopia impacts an estimated 1.8 billion people globally and 128 million people in the United States. LENZ is headquartered in San Diego, California, and is backed by venture capital investors, including Versant Ventures, RA Capital Management, Alpha Wave Global, Point72, Samsara BioCapital, Sectoral Asset Management and RTW Investments. For more information, visit: LENZ-Tx.com.

About Graphite

Graphite has historically been a clinical-stage, next-generation gene editing company. In February 2023, Graphite announced its decision to discontinue the development of nulabeglogene autogedtemcel (“nula-cel”), Graphite’s lead product candidate for sickle cell disease, and to initiate a process to explore and review a range of strategic alternatives focused on maximizing stockholder value from Graphite’s product development assets and cash resources. For more information, please visit www.graphitebio.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed merger by and between Graphite and LENZ; the combined company’s listing on Nasdaq after the closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of the closing of the Merger (the “Closing”);

the expected executive officers and directors of the combined company; expectations regarding the structure, timing and completion of a concurrent private financing, including investment amounts from investors, timing of closing, expected proceeds and impact on ownership structure; each company’s and the combined company’s expected cash position at the Closing and cash runway of the combined company following the Merger and private financing; the future operations of the combined company, including commercialization activities, timing of launch and buildout of commercial infrastructure; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company, including expectations around market exclusivity and IP protection; the location of the combined company’s corporate headquarters; anticipated clinical drug development activities and related timelines, including the expected timing for announcement of data and other clinical results and potential submission of a New Drug Application for one or more product candidates; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Graphite, LENZ, the Merger or the concurrent private financing will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Graphite’s control. Graphite’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the Closing are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Graphite and LENZ to consummate the proposed Merger; (iii) risks related to Graphite’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending the Closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, Graphite stockholders and LENZ stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Graphite’s common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) the uncertainties associated with LENZ’s product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xiv) the risk that the private financing is not consummated upon the Closing; and (xv) the risk that Graphite stockholders receive more or less of the cash dividend than is currently anticipated, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Graphite’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 27, 2024, and in other filings that Graphite makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement/Prospectus described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Graphite expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Graphite or LENZ.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving Graphite and LENZ and may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, Graphite has filed relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”), which has been declared effective by the SEC and contains a definitive proxy statement and prospectus (the “Proxy Statement/Prospectus”). This communication is not a substitute for the Form S-4, the Proxy Statement/Prospectus or for any other document that Graphite may file with the SEC and or send to Graphite’s shareholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF GRAPHITE ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GRAPHITE, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement/Prospectus and other documents filed by Graphite with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Graphite with the SEC will also be available free of charge on Graphite’s website at www.graphitebio.com, or by contacting Graphite’s Investor Relations at investors@graphitebio.com.

Participants in the Solicitation

Graphite, LENZ, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Graphite’s shareholders with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of Graphite is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 27, 2024 and other documents that may be filed from time to time with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, have been included in the Form S-4, the Proxy Statement/Prospectus and other relevant materials filed, or to be filed, with the SEC. You may obtain free copies of this document as described above.

LENZ Contact Information

Investors

Julie Seidel

Stern Investor Relations, Inc.

212-698-8684

Julie.seidel@sternir.com

Graphite Contact Information

Investors and Media

Caitlin Murray

Consulting General Counsel

ir@graphitebio.com